UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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United Natural Foods, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M50445-P30384 You are receiving this communication because you hold shares in the above-named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. UNITED NATURAL FOODS, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on December 12, 2012. Meeting Information Meeting Type: Annual Meeting For holders as of: October 19, 2012 Date: December 12, 2012 Time: 4:00 PM Location: See the reverse side of this notice to obtain proxy materials and voting instructions. The company will be hosting the Meeting live via the Internet this year. To attend the Meeting via the Internet please visit www.virtualshareholdermeeting.com/unfi 2012 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/unfi 2012. . XXXX XXXX XXXX

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 28, 2012 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT 2012 ANNUAL REPORT TO STOCKHOLDERS FORM 10-K . XXXX XXXX XXXX  XXXX XXXX XXXX M50446-P30384 Proxy Materials Available to VIEW or RECEIVE: Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/unfi 2012. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. XXXX XXXX XXXX  XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote AGAINST the following proposal: 2. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending August 3, 2013. 1. Election of two nominees as directors to serve until the 2015 Annual Meeting of Stockholders. Nominees: 1a. Peter Roy 1b. Richard J. Schnieders 3. Advisory approval of the Company's executive compensation. 4. Approval of the United Natural Foods, Inc. 2012 Equity Incentive Plan. 5. The stockholder proposal if properly presented at the annual meeting. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjustment or postponement thereof. M50447-P30384

M50448-P30384 Voting Instructions